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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005

CITIGROUP MORTGAGE LOAN TRUST INC. (as depositor under an Indenture, dated as of August 31, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-6)

                       CITIGROUP MORTGAGE LOAN TRUST INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                        333-117349                   01-0791848
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 (State or Other                    (Commission               (I.R.S. Employer
   Jurisdiction                     File Number)             Identification No.)
of Incorporation)

 390 Greenwich Street
  New York, New York                                                10013
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(Address of Principal                                             (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code: (212) 816-6000

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                                      -2-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Description of the Mortgage Pool

      Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of notes, entitled Citigroup Mortgage Loan Trust, Series 2005-6, Mortgage-Backed Notes (the "Certificates"), to be issued pursuant to an indenture, dated as of August 31, 2005, among Citigroup Mortgage Loan Trust 2005-6 as issuer, CitiMortgage, Inc. as securities administrator, Citibank, N.A. as Paying Agent, Note Registrar and Authenticating Agent and U.S. Bank National Association as indenture trustee. The Notes will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

      Computational Materials

      Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

      The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the prospectus supplement.

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) FINANCIAL STATEMENTS.

            Not applicable.

      (b) PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (c) EXHIBITS

                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                       DESCRIPTION
-----------         -----------                       -----------
     1                   99                Computational Materials (as defined
                                           in Item 9.01) that have been provided
                                           by Citigroup Global Markets Inc. to
                                           certain prospective purchasers of
                                           Citigroup Mortgage Loan Trust, Series
                                           2005-6 Mortgage-Backed Notes.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2005

                                              CITIGROUP MORTGAGE LOAN TRUST INC.


                                              By: /s/ Peter D. Steinmetz
                                                  ------------------------------
                                              Name:  Peter D. Steinmetz
                                              Title: Vice President

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                                Index to Exhibits

 EXHIBIT NO.                           DESCRIPTION
 -----------                           -----------
    99.1 Computational Materials (as defined in Item 9.01) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust, Series 2005-6, Mortgage-Backed Notes.